                                                                    EXHIBIT 99.1

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

ACQUISITION OF WYNTEK, DIAGNOSTICS, INC.

    In June 2001, we acquired all of the outstanding capital stock of privately-held Wyntek Diagnostics, Inc., for $65.0 million in cash. Wyntek is a provider of high quality point of care rapid diagnostic tests for pregnancy and infectious diseases. We allocated the acquisition to Genzyme General and accounted for the acquisition as a purchase. Accordingly, the results of operations of Wyntek are included in our consolidated financial statements and the combined financial statements of Genzyme General from June 1, 2001, the date of acquisition. No options or warrants were assumed by us in the purchase.

ACQUISITION OF FOCAL, INC.

    In January 2001, Focal, Inc., a public company and developer of synthetic biopolymers used in surgery, exercised its option to require us to purchase
$5.0 million in Focal common stock at a price of $2.06 per share. After that purchase we held approximately 22% of the outstanding shares of Focal common stock and began accounting for our investment under the equity method of accounting. We allocated this investment to Genzyme Biosurgery. On June 30, 2001, we acquired the remaining 78% of the outstanding Focal common stock in an exchange for shares of Genzyme Biosurgery Division common stock, which we refer to as Biosurgery Stock. Focal shareholders received 0.1545 of a share of Biosurgery Stock for each share of Focal common stock they held. We issued approximately 2.1 million shares of Biosurgery Stock as merger consideration. In addition, we issued options and warrants to purchase Biosurgery Stock in exchange for all outstanding options and warrants to purchase Focal common stock. The conversion of options to purchase Focal common stock was accounted for in accordance with Financial Accounting Standards Board Interpretation
No. 44 ("FIN 44"). We allocated the acquired assets and liabilities to Genzyme Biosurgery and accounted for the acquisition as a purchase. The results of operations of Focal will be included in our consolidated results and the combined results of Genzyme Biosurgery from June 30, 2001, the date of acquisition.

    We filed a Current Report on Form 8-K dated May 8, 2001 and effective
May 18, 2001 to include (1) the audited financial statements of Wyntek, as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000, and (2) the unaudited financial statements of Wyntek as of March 31, 2001 and for the three months ended March 31, 2001 and 2000.

    We filed a Current Report on Form 8-K dated and effective May 22, 2001 to include (1) the audited financial statements of Focal as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000,
(2) the unaudited financial statements of Focal as of March 31, 2001 and for the three months ended March 31, 2001 and 2000, and (3) the unaudited pro forma combined financial information which describes the pro forma effect of our acquisitions of Wyntek and Focal on the unaudited statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of March 31, 2001 of both Genzyme Corporation and Genzyme Biosurgery, the division to which we allocated the assets, liabilities and operations of Focal.

    The following unaudited pro forma combined financial information describes the pro forma effect of our acquisition of Wyntek and Focal on the unaudited pro forma statement of operations of Genzyme, Genzyme General and Genzyme Biosurgery for the six months ended June 30, 2001, as if these mergers took place on January 1, 2000. The purpose of this unaudited pro forma financial information is to demonstrate how the combined financial statements of these businesses for the six months ended June 30, 2001 might have appeared if each of the mergers had been completed on

January 1, 2000. The results of operations of Wyntek and Focal are included in our results beginning on the respective dates of acquisition. Our consolidated balance sheet as of June 30, 2001 included the effect of our acquisitions of Wyntek and Focal. Therefore, pro forma balance sheets as of June 30, 2001 are not presented.

    To determine earnings per share, we allocate our earnings to each series of our common stock based on the earnings attributable to that series of stock. The earnings attributable to each series of stock are defined in our charter as the net income or loss of the corresponding division determined in accordance with generally accepted accounting principles and as adjusted for tax benefits allocated to or from the division in accordance with our management and accounting policies. Our charter also requires that all of our income and expenses be allocated among the divisions in a reasonable and consistent manner. Our board of directors, however, retains considerable discretion in determining the types, magnitudes and extent of allocations to each series of common stock without shareholder approval.

    Because the earnings allocated to each series of stock are based on the income or losses attributable to each corresponding division, we have included our unaudited pro forma financial statements and the unaudited pro forma financial statements of Genzyme General, the division to which we allocated the acquisition of Wyntek, and Genzyme Biosurgery, the division to which we allocated the acquisition of Focal, to aid investors in evaluating our performance and the performance of each of these divisions.

    While each tracking stock is designed to reflect a division's performance, it is common stock of Genzyme Corporation and not of a division; each division is not a company or a legal entity, and therefore does not and cannot issue stock. Consequently, holders of a series of tracking stock have no specific rights to assets allocated to the corresponding division. Genzyme Corporation continues to hold title to all of the assets allocated to each division and is responsible for all of its liabilities, regardless of what we deem for financial statement presentation purposes as allocated to any division. Holders of each tracking stock, as common stockholders, are therefore subject to the risks of investing in the businesses, assets and liabilities of Genzyme as a whole. For instance, the assets allocated to each division are subject to company-wide claims of creditors, product liability plaintiffs and stockholder litigation. Also, in the event of a Genzyme liquidation, insolvency or similar event, holders of each tracking stock would only have the rights of common stock holders in the combined assets of Genzyme.

    We have prepared the unaudited pro forma financial information using the purchase method of accounting for both transactions. We expect to have reorganization and restructuring expenses as well as potential operating efficiencies as a result of the acquisitions of Wyntek and Focal. The unaudited pro forma information do not reflect these potential expenses and efficiencies.

    These unaudited pro forma statements of operations are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the mergers been completed on the assumed date or for the period presented, or which may be obtained in the future. The unaudited pro forma balance statements of operations should be read in conjunction with our historical consolidated financial statements, including the notes thereto, and the consolidated financial statements, including the notes thereto, of each of Wyntek and Focal. Our financial statements are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2001 filed with the SEC on August 14, 2001 and our annual report on Form 10-K for the year ended
December 31, 2000 filed with the SEC on April 2, 2001, as amended. Wyntek's financial statements are included in our current report on Form 8-K filed with the SEC on May 18, 2001. Focal's financial statements are included in its annual report on Form 10-K for the year ended December 31, 2000 filed with the SEC on April 2, 2001, as amended on April 30, 2001 and its quarterly report on Form 10-Q for the quarter ended March 31, 2001 filed with the SEC on May 9, 2001.

                      GENZYME CORPORATION AND SUBSIDIARIES
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                               HISTORICAL
                                GENZYME
                              CORPORATION
                                  AND        HISTORICAL WYNTEK    PRO FORMA    FOOTNOTE    HISTORICAL     PRO FORMA    FOOTNOTE
                              SUBSIDIARIES   DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE   FOCAL, INC.   ADJUSTMENTS   REFERENCE
                              ------------   -----------------   -----------   ---------   -----------   -----------   ---------
Revenues:
  Net product sales.........   $ 524,303          $ 8,412          $    --                  $  1,050      $   (903)       F1
  Net service sales.........      47,995               --               --                        --
  Collaborative research and
    development revenue.....          --               --               --                       469          (469)       F2
  Revenues from research and
    development contracts:
    Related parties.........       1,632               --               --                        --            --
    Other...................       4,972               --               --                        --            --
                               ---------          -------          -------                  --------      --------
    Total revenues..........     578,902            8,412               --                     1,519        (1,372)
                               ---------          -------          -------                  --------      --------

Operating costs and
  expenses:
  Cost of products sold.....     156,132            3,224               --                     1,520          (634)       F1
  Cost of services sold.....      26,849               --               --                        --            --
  Selling, general and
    administrative..........     194,780            9,167               --                     3,330            --
  Research and development
    (including research and
    development relating to
    contracts)..............     119,524              759               --                     2,820            --
  Amortization of
    intangibles.............      59,165               --            2,583         W1             --           575        F3
  Purchase of in-process
    research and
    development.............       8,768               --           (8,768)        W2             --            --
                               ---------          -------          -------                  --------      --------
    Total operating costs
      and expenses..........     565,218           13,150           (6,185)                    7,670           (59)
                               ---------          -------          -------                  --------      --------
Operating income (loss).....      13,684           (4,738)           6,185                    (6,151)       (1,313)
                               ---------          -------          -------                  --------      --------

Other income (expenses):
  Equity in net loss of
    unconsolidated
    affiliates..............     (20,811)              --               --                        --         1,316        F1
  Loss on sale of
    investments in equity
    securities..............      (1,532)              --               --                        --            --
  Minority interest in net
    loss of subsidiary......       1,999               --               --                        --            --
  Other.....................      (3,843)              --               --                        10            --
  Investment income.........      22,641              108           (1,476)        W3            119            --
  Interest expense..........     (22,136)              --               --                        --            --
                               ---------          -------          -------                  --------      --------
    Total other income
      (expenses)............     (23,682)             108           (1,476)                      129         1,316
                               ---------          -------          -------                  --------      --------
  Income (loss) before
    income taxes............      (9,998)          (4,630)           4,709                    (6,022)            3
Benefit from income taxes...       2,734            1,692            1,177         W4             --         2,197        F4
                               ---------          -------          -------                  --------      --------
Income (loss) before
  cumulative effect of
  change in accounting
  principle.................      (7,264)          (2,938)           5,886                    (6,022)        2,200
Cumulative effect of change
  in accounting principle,
  net of tax................       4,167               --               --                        --            --
                               ---------          -------          -------                  --------      --------
Net income (loss)...........   $  (3,097)         $(2,938)         $ 5,886                  $ (6,022)     $  2,200
                               =========          =======          =======                  ========      ========

                               PRO FORMA
                                GENZYME
                              CORPORATION
                                  AND
                              SUBSIDIARIES
                              ------------
Revenues:
  Net product sales.........   $ 532,862
  Net service sales.........      47,995
  Collaborative research and
    development revenue.....          --
  Revenues from research and
    development contracts:
    Related parties.........       1,632
    Other...................       4,972
                               ---------
    Total revenues..........     587,461
                               ---------
Operating costs and
  expenses:
  Cost of products sold.....     160,242
  Cost of services sold.....      26,849
  Selling, general and
    administrative..........     207,277
  Research and development
    (including research and
    development relating to
    contracts)..............     123,103
  Amortization of
    intangibles.............      62,323
  Purchase of in-process
    research and
    development.............          --
                               ---------
    Total operating costs
      and expenses..........     572,794
                               ---------
Operating income (loss).....       7,667
                               ---------
Other income (expenses):
  Equity in net loss of
    unconsolidated
    affiliates..............     (19,495)
  Loss on sale of
    investments in equity
    securities..............      (1,532)
  Minority interest in net
    loss of subsidiary......       1,999
  Other.....................      (3,833)
  Investment income.........      21,392
  Interest expense..........     (22,136)
                               ---------
    Total other income
      (expenses)............     (23,605)
                               ---------
  Income (loss) before
    income taxes............     (15,938)
Benefit from income taxes...       7,800
                               ---------
Income (loss) before
  cumulative effect of
  change in accounting
  principle.................      (8,138)
Cumulative effect of change
  in accounting principle,
  net of tax................       4,167
                               ---------
Net income (loss)...........   $  (3,971)
                               =========

             See Notes to Unaudited Pro Forma Financial Statements

                      GENZYME CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                               HISTORICAL
                                GENZYME
                              CORPORATION
                                  AND        HISTORICAL WYNTEK    PRO FORMA    FOOTNOTE
                              SUBSIDIARIES   DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE
                              ------------   -----------------   -----------   ---------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME
    GENERAL STOCK:
    Net income before
      cumulative effect of
      change in accounting
      principle.............   $  46,863                           $ 2,948         W5
    Cumulative effect of
      change in accounting
      principle, net of
      tax...................       4,167                                --
                               ---------                           -------
    Genzyme General net
      income................      51,030                             2,948
    Tax benefit allocated
      from Genzyme
      Biosurgery............      17,743                                --
    Tax benefit allocated
      from Genzyme Molecular
      Oncology..............       6,680                                --
                               ---------                           -------
    Net income allocated to
      Genzyme General
      Stock.................   $  75,453                           $ 2,948
                               =========                           =======

Net income per share of
  Genzyme General Stock:
  Basic:
    Net income per share
      before cumulative
      effect of change in
      accounting
      principle.............   $    0.37
  Per share cumulative
    effect of change in
    accounting principle,
    net of tax..............        0.02
                               ---------
Net income per share
  allocated to Genzyme
  General Stock.............   $    0.39
                               =========

  Diluted:
    Net income per share
      before cumulative
      effect of change in
      accounting
      principle.............   $    0.35
Per share cumulative effect
  of change in accounting
  principle, net of tax.....        0.02
                               ---------
Net income per share
  allocated to Genzyme
  General Stock.............   $    0.37
                               =========

  Weighted average shares
    outstanding:
    Basic...................     194,086
                               =========
    Diluted.................     203,290
                               =========

                                                                       PRO FORMA
                                                                        GENZYME
                                                                      CORPORATION
                              HISTORICAL     PRO FORMA    FOOTNOTE        AND
                              FOCAL, INC.   ADJUSTMENTS   REFERENCE   SUBSIDIARIES
                              -----------   -----------   ---------   ------------
NET INCOME (LOSS) PER SHARE:
  ALLOCATED TO GENZYME
    GENERAL STOCK:
    Net income before
      cumulative effect of
      change in accounting
      principle.............                 $     --                  $  49,811
    Cumulative effect of
      change in accounting
      principle, net of
      tax...................                       --                      4,167
                                             --------                  ---------
    Genzyme General net
      income................                       --                     53,978
    Tax benefit allocated
      from Genzyme
      Biosurgery............                    2,197        F5           19,940
    Tax benefit allocated
      from Genzyme Molecular
      Oncology..............                       --                      6,680
                                             --------                  ---------
    Net income allocated to
      Genzyme General
      Stock.................                 $  2,197                  $  80,598
                                             ========                  =========
Net income per share of
  Genzyme General Stock:
  Basic:
    Net income per share
      before cumulative
      effect of change in
      accounting
      principle.............                                           $    0.40
  Per share cumulative
    effect of change in
    accounting principle,
    net of tax..............                                                0.02
                                                                       ---------
Net income per share
  allocated to Genzyme
  General Stock.............                                           $    0.42
                                                                       =========
  Diluted:
    Net income per share
      before cumulative
      effect of change in
      accounting
      principle.............                                           $    0.38
Per share cumulative effect
  of change in accounting
  principle, net of tax.....                                                0.02
                                                                       ---------
Net income per share
  allocated to Genzyme
  General Stock.............                                           $    0.40
                                                                       =========
  Weighted average shares
    outstanding:
    Basic...................                                             194,086
                                                                       =========
    Diluted.................                                             203,290
                                                                       =========

                      GENZYME CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                               HISTORICAL
                                GENZYME
                              CORPORATION
                                  AND        HISTORICAL WYNTEK    PRO FORMA    FOOTNOTE
                              SUBSIDIARIES   DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE
                              ------------   -----------------   -----------   ---------
ALLOCATED TO BIOSURGERY
  STOCK:
  Net loss..................   $ (72,935)
  Allocated tax benefit.....       8,990
                               ---------
  Net loss allocated to
    Biosurgery Stock........   $ (63,945)
                               =========
  Net loss per share of
    Biosurgery Stock--basic
    and diluted.............   $   (1.75)
                               =========
  Weighted average shares
    outstanding.............      36,531
                               =========

ALLOCATED TO MOLECULAR
  ONCOLOGY STOCK:
  Net loss..................   $ (14,605)
                               =========
  Net loss per share of
    Molecular Oncology
    Stock--basic and
    diluted.................   $   (0.91)
                               =========
  Weighted average shares
    outstanding.............      15,998
                               =========

FOCAL, INC.:
  Net loss..................
  Net loss per share of
    Focal common
    stock--basic and
    diluted.................
  Weighted average shares
    outstanding.............

                                                                       PRO FORMA
                                                                        GENZYME
                                                                      CORPORATION
                              HISTORICAL     PRO FORMA    FOOTNOTE        AND
                              FOCAL, INC.   ADJUSTMENTS   REFERENCE   SUBSIDIARIES
                              -----------   -----------   ---------   ------------
ALLOCATED TO BIOSURGERY
  STOCK:
  Net loss..................                 $ (6,019)       F6        $ (78,954)
  Allocated tax benefit.....                       --                      8,990
                                             --------                  ---------
  Net loss allocated to
    Biosurgery Stock........                 $ (6,019)                 $ (69,964)
                                             ========                  =========
  Net loss per share of
    Biosurgery Stock--basic
    and diluted.............                                           $   (1.81)
                                                                       =========
  Weighted average shares
    outstanding.............                                              38,605
                                                                       =========
ALLOCATED TO MOLECULAR
  ONCOLOGY STOCK:
  Net loss..................                                           $ (14,605)
                                                                       =========
  Net loss per share of
    Molecular Oncology
    Stock--basic and
    diluted.................                                           $   (0.91)
                                                                       =========
  Weighted average shares
    outstanding.............                                              15,998
                                                                       =========
FOCAL, INC.:
  Net loss..................     $(6,022)    $  6,022        F6               --
                                 =======     ========                  =========
  Net loss per share of
    Focal common
    stock--basic and
    diluted.................     $ (0.35)    $   0.35        F6               --
                                 =======     ========                  =========
  Weighted average shares
    outstanding.............      17,338      (17,338)       F6               --
                                 =======     ========                  =========

             See Notes to Unaudited Pro Forma Financial Statements

                                GENZYME GENERAL
                       A DIVISION OF GENZYME CORPORATION
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                             (AMOUNTS IN THOUSANDS)

                                            HISTORICAL      HISTORICAL                                 PRO FORMA
                                             GENZYME          WYNTEK          PRO FORMA    FOOTNOTE     GENZYME
                                             GENERAL     DIAGNOSTICS, INC.   ADJUSTMENTS   REFERENCE    GENERAL
                                            ----------   -----------------   -----------   ---------   ---------
Revenues:
  Net product sales.......................  $ 421,246         $ 8,412         $      --                $ 429,658
  Net service sales.......................     36,537              --                --                   36,537
  Revenues from research and development
    contracts:
    Related parties.......................      1,632              --                --                    1,632
  Other...................................      2,276              --                --                    2,276
                                            ---------         -------         ---------                ---------
    Total revenues........................    461,691           8,412                --                  470,103
                                            ---------         -------         ---------                ---------

Operating costs and expenses:
  Cost of products sold...................     95,363           3,224                --                   98,587
  Cost of services sold...................     20,901              --                --                   20,901
  Selling, general and administrative.....    125,089           9,167                --                  134,256
  Research and development (including
    research and development relating to
    contracts)............................     82,591             759                --                   83,350
  Amortization of intangibles.............     35,852              --             2,583        W1         38,435
  Purchase of in-process research and
    development                                 8,768              --            (8,768)       W2             --
                                            ---------         -------         ---------                ---------
    Total operating costs and expenses....    368,564          13,150            (6,185)                 375,529
                                            ---------         -------         ---------                ---------
Operating income..........................     93,127          (4,738)            6,185                   94,574
                                            ---------         -------         ---------                ---------
Other income (expenses):
  Equity in net loss of unconsolidated
    affiliates............................    (19,495)             --                --                  (19,495)
  Loss on sale of investment in equity
    securities............................     (1,532)             --                --                   (1,532)
  Minority interest in net loss of
    subsidiary............................      1,999              --                --                    1,999
  Other...................................     (3,888)             --                --                   (3,888)
  Investment income.......................     21,011             108            (1,476)       W3         19,643
  Interest expense........................    (13,680)             --                --                  (13,680)
                                            ---------         -------         ---------                ---------
    Total other income (expenses).........    (15,585)            108            (1,476)                 (16,953)
                                            ---------         -------         ---------                ---------

Income (loss) before income taxes.........     77,542          (4,630)            4,709                   77,621
(Provision for) benefit from income
  taxes...................................    (30,679)          1,692             1,177        W4        (27,810)
                                            ---------         -------         ---------                ---------
Division net income before cumulative
  effect of change in accounting
  principle...............................     46,863          (2,938)            5,886                   49,811
Cumulative effect of change in accounting
  principle, net of tax...................      4,167              --                --                    4,167
                                            ---------         -------         ---------                ---------
Division net income.......................  $  51,030         $(2,938)        $   5,886                $  53,978
                                            =========         =======         =========                =========

             See Notes to Unaudited Pro Forma Financial Statements.

                               GENZYME BIOSURGERY
                       A DIVISION OF GENZYME CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                             (AMOUNTS IN THOUSANDS)

                                                HISTORICAL                                           PRO FORMA
                                                 GENZYME     HISTORICAL     PRO FORMA    FOOTNOTE     GENZYME
                                                BIOSURGERY   FOCAL, INC.   ADJUSTMENTS   REFERENCE   BIOSURGERY
                                                ----------   -----------   -----------   ---------   ----------
Revenues:
  Net product sales...........................   $103,057      $ 1,050       $ (903)         F1       $103,204
  Net service sales...........................     11,458           --           --                     11,458
  Collaborative research and development
    revenue...................................                     469         (469)         F2             --
  Revenues from research and development
    contracts.................................          5           --           --                          5
                                                 --------      -------       ------                   --------
    Total revenues............................    114,520        1,519       (1,372)                   114,667
                                                 --------      -------       ------                   --------

Operating costs and expenses:
  Cost of products sold.......................     60,769        1,520         (634)         F1         61,655
  Cost of services sold.......................      5,948           --           --                      5,948
  Selling, general and administrative.........     65,989        3,330           --                     69,319
  Research and development (including research
    and development relating to contracts)....     22,675        2,820           --                     25,495
  Amortization of intangibles.................     23,313           --          575          F3         23,888
                                                 --------      -------       ------                   --------
    Total operating costs and expenses........    178,694        7,670          (59)                   186,305
                                                 --------      -------       ------                   --------

Operating loss................................    (64,174)      (6,151)      (1,313)                   (71,638)
                                                 --------      -------       ------                   --------

Other income (expenses):
  Equity in net loss of unconsolidated
    affiliates................................     (1,316)          --        1,316          F1             --
  Other.......................................         45           10           --                         55
  Investment income...........................        939          119           --                      1,058
  Interest expense............................     (8,429)          --           --                     (8,429)
                                                 --------      -------       ------                   --------
    Total other income (expenses).............     (8,761)         129        1,316                     (7,316)
                                                 --------      -------       ------                   --------
Division net loss.............................   $(72,935)     $(6,022)      $    3                   $(78,954)
                                                 ========      =======       ======                   ========

             See Notes to Unaudited Pro Forma Financial Statements.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) ACCOUNTING POLICIES AND PRO FORMA INFORMATION

    The unaudited pro forma financial statements reflect the pro forma effect of our acquisitions of Wyntek and Focal on our unaudited, consolidated statement of operations for the six months ended June 30, 2001, the unaudited, combined statement of operations of Genzyme General, the division of Genzyme to which we allocated the assets, liabilities and operations of Wyntek and the unaudited, combined statement of operations of Genzyme Biosurgery, the division to which we allocated the assets, liabilities and operations of Focal, as if these mergers took place on January 1, 2000.

(2) ACQUISITIONS

    (A) ACQUISITION OF WYNTEK

       We acquired Wyntek on June 1, 2001. We paid $65.0 million in cash for all of the outstanding shares of Wyntek stock and rights to acquire capital stock of Wyntek. We assumed no options or warrants to purchase Wyntek common stock in the transaction. The historical financial information presented for Wyntek represents Wyntek's results of operations for the five months ended May 31, 2001.

    (B) ACQUISITION OF FOCAL

       We acquired Focal on June 30, 2001. We issued approximately 2.1 million shares of Biosurgery Stock for all of the outstanding shares of Focal common stock, excluding shares already owned by us which were canceled in the merger. Using the price of Biosurgery Stock based on the average trading price over three days before and after April 25, 2001, the date of announcement of the merger, the value of the shares of Biosurgery Stock was approximately $9.5 million. In addition, options to purchase approximately 1.5 million shares of Focal common stock and warrants to purchase approximately 43,782 shares of Focal common stock were exchanged for options to purchase approximately 232,000 shares of Biosurgery Stock and warrants to purchase approximately 7,000 shares of Biosurgery Stock. Using the acquisition price of Focal common stock and certain other assumptions in the Black-Scholes option valuation model, the Biosurgery options and warrants issued in exchange for the Focal options were valued at approximately $0.4 million. There was no intrinsic value for the portion of the unvested options related to the future service period.

(3) PURCHASE PRICE ALLOCATION

    (A) WYNTEK

       The aggregate purchase price of $65.2 million was allocated to the acquired tangible and intangible assets and liabilities based on their estimated respective fair values as of June 30, 2001 (amounts in thousands):

    Cash and cash equivalents...................................  $  4,974
    Current assets..............................................     4,966
    Property, plant and equipment...............................     1,843
    Deferred tax assets.........................................     2,312
    Intangible assets (to be amortized straight-line over 5 to
      10 years).................................................    39,444
    In-process research and development.........................     8,768
    Goodwill (to be amortized straight-line over 10 years)......    19,908
    Deferred tax liability......................................   (14,197)
    Assumed liabilities.........................................    (2,784)
                                                                  --------
      Allocated purchase price..................................  $ 65,234
                                                                  ========

       In connection with the acquisition of Wyntek, we allocated approximately $8.8 million of the purchase price to in-process research and development or IPR&D. Our management assumes responsibility for determining the IPR&D valuation. The fair value assigned to purchased IPR&D was estimated by discounting, to present value, the cash flows expected to result from the project once it has reached technological feasibility. A discount rate consistent with the risks of the project was used to estimate the present value of cash flows. In estimating future cash flows, management considered other tangible and intangible assets required for successful exploitation of the technology resulting from the purchased IPR&D project and adjusted future cash flows for a charge reflecting the contribution to value of these assets. The value assigned to purchased IPR&D was the amount attributable to the efforts of Wyntek up to the date of acquisition. This amount was estimated through application of the "stage of completion" calculation by multiplying total estimated revenue for IPR&D by the percentage of completion of the purchased research and development project at the time of acquisition. The full disclosure of the methodology used in determining the value we assigned to the Wyntek IPR&D programs is included in our quarterly report on Form 10-Q for the quarter ended June 30, 2001 filed with the SEC on August 14, 2001.

    (B) FOCAL

       The aggregate purchase price of $15.9 million was allocated to the fair value of the acquired tangible and intangible assets and liabilities as follows (amounts in thousands):

    Cash and cash equivalents...................................  $  2,331
    Current assets..............................................     6,003
    Property, plant and equipment...............................     1,818
    Notes receivable from related party.........................       168
    Intangible assets (to be amortized over 3 to 12 years)......     7,909
    Goodwill (to be amortized over 12 years)....................       615
    Assumed liabilities.........................................    (3,273)
    Notes receivable from stockholders..........................       367
                                                                  --------
        Allocated purchase price................................  $ 15,938
                                                                  ========

       No amount of the purchase price was allocated to IPR&D.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF WYNTEK

    The following adjustments reflect the acquisition of Wyntek by us for cash. We assumed no options or warrants to purchase Wyntek common stock in the transaction.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Cash paid...................................................  $ 65,000
Acquisition costs...........................................       234
                                                              --------
        Total purchase price................................  $ 65,234
                                                              ========

    The impact of the additional expense associated with the increased basis of the Wyntek inventory of $0.3 million was reflected in our pro forma unaudited, combined statement of operations for the year ended December 31, 2000 which was included in our Current Report on Form 8-K dated and filed on May 22, 2001. There is no similar pro forma adjustment for the six months ended June 30, 2001 as it is assumed that all of the acquired inventory would have been sold by December 31, 2000.

PRO FORMA ADJUSTMENTS TO OUR UNAUDITED, COMBINED STATEMENT OF OPERATIONS AND THE
  UNAUDITED, COMBINED STATEMENT OF OPERATIONS OF GENZYME GENERAL

  (W1) To record the amortization of acquired intangible assets and goodwill for the period from January 1, 2001 to May 31, 2001 (amounts in thousands):

                                              ASSIGNED      ANNUAL        5 MONTH
                                               VALUE     AMORTIZATION   AMORTIZATION
                                              --------   ------------   ------------
INTANGIBLE ASSETS:
  Workforce (to be amortized straight-line
    over 3 years)...........................  $ 1,125       $  375         $  156
  Patented core technology (to be amortized
    straight-line over 10 years)............      796           80             33
  Current products technology (to be
    amortized straight-line over 10
    years)..................................   37,523        3,752          1,564
  Goodwill (to be amortized straight-line
    over 10 years)..........................   19,908        1,991            830
                                              -------       ------         ------
      Total.................................  $59,352       $6,198         $2,583
                                              =======       ======         ======

  (W2) To eliminate the charge for acquired in-process research and development recorded by Genzyme in connection with the Wyntek acquisition. This amount was eliminated as it reflects a material non-recurring charge directly resulting from the acquisition.

  (W3) To reduce investment income for January 1, 2001 to May 31, 2001 to reflect the payment of $65 million of cash at a rate of return of 5.45% per annum.

  (W4) To adjust the tax provision for the impact of the historical net loss incurred by Wyntek and for the pro forma adjustments related to the acquisition of Wyntek.

  (W5) The net income of Wyntek has been re-allocated to the calculation of net income per share allocated to Genzyme General Stock. The adjustment to Genzyme General's division net income in the calculation of income allocated to Genzyme General Stock reflects the aggregate impact of all pro forma adjustments on Genzyme General's division net income.

(2) PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITION OF FOCAL

    The following adjustments reflect the acquisition of Focal. We acquired the outstanding Focal common stock that we did not already own for a combination of cash and stock and the exchange of Focal options and warrants with options and warrants to purchase Biosurgery Stock.

    The aggregate purchase price is comprised of the following (amounts in thousands):

Issuance of 2.1 million shares of Biosurgery Stock..........  $ 9,450
Cash paid to selling securityholder.........................       11
                                                              -------
  Subtotal..................................................    9,461
Issuance of options to purchase 231,566 shares of Biosurgery
  Stock.....................................................      351
Acquisition costs...........................................      638
Existing equity investment in Focal.........................    5,488
                                                              -------
        Total purchase price................................  $15,938
                                                              =======

    The impact of the additional expense associated with the increased basis of the Focal inventory of $4.5 million was reflected in our pro forma unaudited statement of operations for the year ended December 31, 2000 which was included in our Current Report on Form 8-K dated and filed on May 22, 2001. There is no similar pro forma adjustment required for the six months ended June 30, 2001 as it is assumed that all of the acquired inventory would have been sold by December 31, 2000.

PRO FORMA ADJUSTMENTS TO OUR UNAUDITED, COMBINED STATEMENT OF OPERATIONS AND THE
  UNAUDITED, COMBINED STATEMENT OF OPERATIONS OF GENZYME BIOSURGERY

   (F1) To eliminate sales and cost of sales related to product revenue transactions between us and Focal. Also to eliminate the equity in net loss of Focal recognized by us in the six months ended June 30, 2001.

   (F2) Focal recorded a charge of $5.6 million to its statement of operations for the year ended December 31, 2000 which represented the cumulative effect adjustment required upon its adoption of Staff Accounting Bulletin 101, REVENUE RECOGNITION. In our pro forma statement of operations for the year ended December 31, 2000 and the pro forma statement of operations for Genzyme Biosurgery for the same period we eliminated this adjustment because it would not have been required if Focal had been acquired on January 1, 2000 and purchase accounting had been applied as of that date. Accordingly, the pro forma statement of operations for the six months ended June 30, 2001, includes an adjustment to reverse the collaborative research and development revenue recorded as a result of the amortization of deferred revenue during the six months ended June 30, 2001.

   (F3) To record the amortization of acquired intangible assets and goodwill (amounts in thousands):

                                              ASSIGNED      ANNUAL      SEMI-ANNUAL
                                               VALUE     AMORTIZATION   AMORTIZATION
                                              --------   ------------   ------------
INTANGIBLE ASSETS:
  Patented Core technology (to be amortized
    straight-line over 12 years)............   $4,928       $  411          $206
  Favorable lease (to be amortized
    straight-line over 3 years).............    1,556          519           260
  Patent (to be amortized straight-line over
    12 years)...............................    1,013           84            42
  Workforce (to be amortized straight-line
    over 5 years)...........................      412           82            41
  Goodwill (to be amortized straight-line
    over 12 years)..........................      615           51            26
                                               ------       ------          ----
      Total.................................   $8,524       $1,147          $575
                                               ======       ======          ====

   (F4) To adjust the tax provision for the historical net loss incurred by Focal and for the pro forma adjustments related to the acquisition of Focal.

   (F5) To allocate the pro forma tax benefits of the Focal net losses and pro forma adjustments to Genzyme General. Our management and accounting policies provide that, if as of the end of any fiscal quarter, a division cannot use any projected annual tax benefit attributable to it to offset or reduce its current or deferred income tax expense, we may allocate the tax benefit to other divisions in proportion to their taxable income without any compensating payments or allocation to the division generating the benefit.

   (F6) To eliminate Focal's weighted average shares outstanding, and to give effect to the issuance of Biosurgery Stock for Focal common stock as though the merger occurred on January 1, 2000. The net loss of Focal has been re-allocated to the calculation of net loss per share allocated to Biosurgery Stock. The adjustment to Genzyme Biosurgery's division net loss in the calculation of income allocated to Biosurgery Stock reflects the aggregate impact of all pro forma adjustments on Genzyme Biosurgery's division net loss.